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                                                                    Exhibit 32.1


                                  CERTIFICATION
                 Pursuant to 18 United States Code Section 1350

     The undersigned hereby certifies that the Annual Report on Form 10-K/A for the year ended December 31, 2004 of Jafra Worldwide Holdings (Lux) S.aR.L. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                 /s/ RONALD B. CLARK
                                 -------------------------------------------
                                 Ronald B. Clark
                                 Chief Executive Officer
                                 and Director

April 22, 2005